UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2009

Landry’s Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 West Loop South, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Landry’s Restaurants, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”) for discontinued operations. The discontinued operations relate to the divestiture of certain restaurants, including 136 Joe’s Crab Shack units and other restaurants disposed of in connection with our plan to divest certain restaurants. Several additional restaurant locations were added to the Company’s disposal plan during 2008 and as a result, this event met the requirements under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets for classification as discontinued operations. Additionally, we have reclassified gains on disposal of assets to a component of “operating income” from “other, net” for all periods presented.

On November 10, 2008, the Company filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (“September 2008 10-Q”) with the SEC. In the September 2008 10-Q, the Company presented its results to reflect the discontinued operations.

These reclassifications have no effect on the Company’s reported net income for any reporting period and have no material effect on the Company’s financial condition.

This report includes our reclassified audited Consolidated Financial Statements for the years ended December 31, 2007, 2006 and 2005.

The reclassified consolidated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. Because we are reclassifying certain financial information in the 2007 Form 10-K for discontinued operations, the revised sections of our 2007 Form 10-K included in this report have not been otherwise updated for events occurring after the date of our Consolidated Financial Statements, which were originally presented in the 2007 Form 10-K filed on March 17, 2008 with the exception of the addition of Note 15—Subsequent Events (unaudited). All other information in the 2007 Form 10-K and our Form 10-K/A remain unchanged and are not being updated in this filing. This report should be read in conjunction with our 2007 Form 10-K (except for Items 6, 7 and 8 of Part II, which are contained in this report) and our Form 10-K/A.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Financial Statements and Supplementary Data for the years ended December 31, 2007, 2006 and 2005 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, 2006 and 2005, originally filed with the SEC on March 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landry’s Restaurants, Inc.

By:	/s/ Steven L. Scheinthal
Name: Steven L. Scheinthal Title: EVP & General Counsel

DATED: January 16, 2009

3